Exhibit 99.6
Selective Income Statement items as previously reported in our Annual Report on Form 10-K for the year ended December 31, 2006 and as reclassified in our Form 8-K on July 11, 2007.

(in millions)	December 31,
	2006 As	2006	2005 As	2005	2004 As	2004
	Reported	Reclassified	Reported	Reclassified	Reported	Reclassified
Sales	$8,230	$8,230	$7,885	$7,885	$7,186	$7,186
Cost of Sales	5,756	5,747	5,519	5,512	5,095	5,070

Gross Profit	2,474	2,483	2,366	2,373	2,091	2,116
Selling and Administrative Expense	1,026	1,041	995	1,008	966	998
Research and Development Expense	292	286	268	262	259	252
Sales by business segment as previously reported in our Annual report on Form 10-K for the year ended December 31, 2006 and as reclassified in our Form 8-K filed on July 11, 2007.

	December 31, 2006
	Specialty Materials Group
					Packaging
			Paint and		and
	Primary		Coatings		Building		Electronic		Performance			Total Old
Old Structure	Materials		Materials		Materials		Materials		Materials		Salt	Segments
Monomers	$653	$		$		$		$		$		$653
Coatings			1,932		407				344			2,683
Adhesives and Sealants			58		665							723
Performance Chemicals	224		60		704				790			1,778
Electronic Materials							1,564					1,564
Salt											829	829

Total New Segments	$877		$2,050		$1,776		$1,564		$1,134		$829	$8,230

	December 31, 2005
	Specialty Materials Group
					Packaging
			Paint and		and
	Primary		Coatings		Building		Electronic		Performance			Total Old
Old Structure	Materials		Materials		Materials		Materials		Materials		Salt	Segments
Monomers	$677	$		$		$		$		$		$677
Coatings			1,776		423				335			2,534
Adhesives and Sealants			54		673							727
Performance Chemicals	226		58		670				736			1,690
Electronic Materials							1,332					1,332
Salt											925	925

Total New Segments	$903		$1,888		$1,766		$1,332		$1,071		$925	$7,885

105

	December 31, 2004
	Specialty Materials Group
					Packaging
			Paint and		and
	Primary		Coatings		Building		Electronic		Performance			Total Old
Old Structure	Materials		Materials		Materials		Materials		Materials		Salt	Segments
Monomers	$543	$		$		$		$		$		$543
Coatings			1,534		392				355			2,281
Adhesives and Sealants			46		647							693
Performance Chemicals	196		50		621				723			1,590
Electronic Materials							1,250					1,250
Salt											829	829

Total New Segments	$739		$1,630		$1,660		$1,250		$1,078		$829	$7,186

106